UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2023

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2023, ThredUp Inc. (the “Company”) together with certain of its subsidiaries as co-borrowers (collectively with the Company, the “Borrowers”) entered into the First Amendment to the Second Amended and Restated Loan and Security Agreement (the “Amendment”) with the lenders party thereto (the “Lenders”) and Western Alliance Bank, as agent (the “Agent”).

The Amendment amends that certain Second Amended and Restated Loan and Security Agreement, dated July 14, 2022, between the Borrowers, the Lenders and the Agent (the “Loan Agreement”), to, among other things, reduce the aggregate commitment under “Term B Loan” facility from $38,000,000 to $22,500,000. No amounts have been borrowed under the Term B Loan facility provided by the Loan Agreement.

The Amendment also increases the interest on any cash held on deposit with the Agent or its Affiliates by the Borrowers in: (i) any money market account to a per annum rate equal to the greater of the Federal Funds Rate plus 0.07% and 0% and (ii) any insured cash sweep account to a per annum rate equal to the greater of the Federal Funds Rate less 0.03% and 0%.

In addition, the Amendment includes other modifications that amend the:
•negative covenant related to distributions to permit the Company to redeem or repurchase its capital stock if certain conditions are satisfied; and
•financial covenants relating to cash availability, cash held at the Agent and the fixed charge coverage ratio.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 with respect to the Amended Loan Agreement is included in Item 1.01 hereof and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREDUP INC.

Date: December 19, 2023	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer